United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 18, 2022 (November 18, 2022)

Date of Report (Date of earliest event reported)

Acri Capital Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41415	87-4328187
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13284 Pond Springs Rd, Ste 405 Austin, Texas	78729
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-666-1277

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and on-half of one Warrant	ACACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ACAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ACACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 18, 2022, Acri Capital Acquisition Corporation (the “Company”), Acri Capital Sponsor LLC (the “Sponsor”), officers and directors of the Company entered into an amendment (the “Amendment”) to a certain letter agreement among the parties dated June 9, 2022 (the “Original Agreement”), in order to correctly reflect the transfer restriction on founder shares as set forth in the final prospectus of the Company’s initial public offering, filed with the U.S. Securities & Exchange Commission on June 10, 2022 (File No. 333-263477, the “Prospectus”). Pursuant to the Prospectus, the founders have agreed not to transfer, assign or sell any of the founder shares until the earlier of (a) six months after the date of the consummation of the initial business combination of the Company, (b) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction after the initial business combination that results in all of its public stockholders having the right to exchange their shares of common stock for cash, securities or other property, or (c) the date on which the last reported sale price of Class A common stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination, or earlier, in any case, if, subsequent to the initial business combination, the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of its stockholders having the right to exchange their shares for cash, securities or other property. The Amendment corrected the inconsistency in the Original Agreement with regards to the transfer restriction on the founder shares.

Except the modification stated above to correctly reflecting the transfer restriction on the founder shares as stated in the Prospectus, the Original Agreement shall remain the same, binding and effective. A copy of the amendment is attached as an exhibit to this Current Report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment to the Letter Agreement of June 9, 2022, entered between Acri Capital Acquisition Corporation, Acri Capital Sponsor LLC, and directors of Acri Capital Acquisition Corporation, dated November 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acri Capital Acquisition Corporation

Date: November 21, 2022	By:	/s/ “Joy” Yi Hua
	Name:	“Joy” Yi Hua
	Title:	Chief Executive Officer

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